CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($)	3 Months Ended
	Mar. 31, 2016	Mar. 31, 2015
OTHER INCOME (LOSS)
Gain on disposition of marketable securities	$ 48,300	$ 0
Interest	2,112	2
Foreign currency gain (loss)	(5,491)	16,600
Total OTHER INCOME (LOSS)	44,921	16,602
EXPENSES
Corporate general and administrative	733,684	736,192
Exploration	61,552	58,172
Legal and accounting	193,268	91,739
Venezuelan operations	14,025	28,615
Arbitration (Note 3)	1,344,835	435,609
Equipment holding costs	209,467	198,239
Interest expense (Note 10)	2,410,384	2,180,367
Total EXPENSES	4,967,215	3,728,933
Net loss for the period	$ (4,922,294)	$ (3,712,331)
Net loss per share, basic and diluted	$ (0.06)	$ (0.05)
Weighted average common shares outstanding	78,670,191	76,077,647